EXHIBIT 10.2


                        OCCIDENTAL PETROLEUM CORPORATION

                               AMENDMENT NO. 1 TO
                     SENIOR EXECUTIVE SURVIVOR BENEFIT PLAN

                  (Effective as of January 1, 1986, as Amended and Restated Effective as of January 1, 1996)

WHEREAS, the Senior Executive Survivor Benefit Plan was adopted and became effective on January 1, 1986; and

WHEREAS, the Plan was amended and restated effective as of January 1, 1996; and

WHEREAS, Exhibit "A" to the Plan sets forth the annual Executive-paid premium rates; and

WHEREAS, it is desirable to amend Exhibit "A" to the Plan to reflect that rates are currently, and in the past have been, based on actual age at the time the premium is due; and

WHEREAS, it is desirable to amend Exhibit "A" to the Plan to reflect the current premium rates for Executives aged 68 years or older; and

WHEREAS, Section E. 3. of the Plan, reserves to the Company the right to amend Exhibit "A" to revise the premium rates.

NOW, THEREFORE, Exhibit A to the Plan is amended effective as of January 1, 1986 to change the heading over the left column from "Age at Entry of Executive" to "Age of Executive," and the Plan is amended effective as of January 1, 2002, to delete the Exhibit "A" as in effect on December 31, 2001 and add a new Exhibit "A" in the form attached hereto.

Executed on February 28, 2002, in the City and County of Los Angeles, State of California.

                                OCCIDENTAL PETROLEUM CORPORATION


                                BY:  /s/ RICHARD W. HALLOCK
                                     ---------------------------
                                       RICHARD W. HALLOCK

                                    EXHIBIT A

                                       TO

                        OCCIDENTAL PETROLEUM CORPORATION
                     SENIOR EXECUTIVE SURVIVOR BENEFIT PLAN
                        (Effective as of January 1, 2002)


            ANNUAL RATES PER $1,000 OF INSURANCE ON LIFE OF EXECUTIVE
            ---------------------------------------------------------

            Age of                                      Premium Paid
          Executive                                     By Executive
          ---------                                     ------------

            45-49                                           $0.87
            50-54                                           $1.44
            55-59                                           $2.25
            60-67                                           $3.51
            68                                              $3.76
            69                                              $4.14
            70                                              $4.55
            71                                              $5.06
            72                                              $5.62
            73                                              $6.24
            74                                              $6.93
            75                                              $7.70
            76                                              $8.44
            77                                              $9.20
            78                                             $10.04
            79                                             $10.98
            80                                             $12.00
            81                                             $13.15
            82                                             $14.38
            83                                             $15.71
            84                                             $17.41
            85                                             $18.70